UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
November 17, 2017
COMMISSION FILE NUMBER 001-36285
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 46-4559529
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-4600
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Rayonier Advanced Materials Inc.

		Page
Item 9.01	Financial Statements and Exhibits	1
	Signature	2

Explanatory Note

On November 20, 2017, Rayonier Advanced Materials Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission to report that on November 17, 2017 the Company had completed its previously announced acquisition of all of the outstanding common shares of Tembec Inc. (“Tembec”). This Amendment No. 1 to the initial Form 8-K is filed by the Company solely to provide the financial statements required by Item 9.01(a) and furnish the pro forma financial information required by Item 9.01(b) of Form 8-K relative to the completion of the Tembec acquisition.

Item 9.01	Financial Statements and Exhibits
(a)    Financial Statements of Businesses Acquired.
Attached as Exhibit 99.1 are the following financial statements as required by Item 9.01(a) of Form 8-K:

•
Audited Consolidated Statements of Net Earnings (Loss), Comprehensive Earnings (Loss), Changes in Shareholders’ Equity and Cash Flows of Tembec for the years ended September 30, 2017, September 24, 2016 and September 26, 2015

•	Audited Consolidated Balance Sheets of Tembec as of September 30, 2017, September 24, 2016 and September 26, 2015

•	Notes to the Consolidated Financial Statements of Tembec

(b)     Pro Forma Financial Information.
The following unaudited pro forma condensed combined financial information of the Company, giving effect to the acquisition of Tembec, is included in Exhibit 99.2 hereto as required by Item 9.01(b) of Form 8-K:

•	Unaudited Pro Forma Condensed Combined Statement of Earnings for the year ended December 31, 2016

•	Unaudited Pro Forma Condensed Combined Statement of Earnings for the nine months ended September 23, 2017

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 23, 2017

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d)	Financial Statements and Exhibits

Exhibit Number	Description
23.1	Consent of Independent Auditors
99.1	Audited Consolidated Financial Statements of Tembec Inc.
99.2	Unaudited Pro Forma Condensed Combined Financial Information of Rayonier Advanced Materials Inc.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Rayonier Advanced Materials Inc. (Registrant)

BY:	/s/ MICHAEL R. HERMAN
Michael R. Herman
Senior Vice President, General Counsel and
Corporate Secretary
January 30, 2018

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